Exhibit 99.1

   CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER OR PRINCIPAL FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350




         In connection with the accompanying Quarterly Report on Form 10-QSB of Exus Networks Inc for the quarter ended June 30, 2002, I, Isaac Sutton, CEO of Exus Networks Inc hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act 10 1934; and

(2) the information contained in such Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of Exus Networks Inc.



         August 23, 2002                                   /s/Isaac Sutton
                                                              ---------------
                                                              Isaac Sutton
                                                              CEO
                                                              Exus Networks Inc